Exhibit 99.2
BOTH THE PARTNERSHIP AGREEMENT OF TEPPCO PARTNERS, L.P. AND THE MERGER AGREEMENT CONTAIN APPROVAL REQUIREMENTS WITH RESPECT TO THE VOTE OF TEPPCO UNITHOLDERS. THE FAILURE TO VOTE, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL FOR PURPOSES OF THE VOTE REQUIRED UNDER THE PARTNERSHIP AGREEMENT, AND THE FAILURE TO VOTE, ABSTENTIONS AND BROKER NON-VOTES WILL NOT BE COUNTED FOR PURPOSES OF THE VOTE REQUIRED UNDER THE MERGER AGREEMENT. THE PROXY ATTACHED BELOW MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY (1) GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC, (2) APPEARING AND VOTING IN PERSON AT THE SPECIAL MEETING, OR (3) PROPERLY COMPLETING AND EXECUTING A LATER-DATED PROXY AND DELIVERING IT TO THE SECRETARY OF TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC AT OR BEFORE THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY ATTACHED BELOW PROMPTLY USING THE ENCLOSED ENVELOPE. Choose Mlink(SM) for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE
00000 PROXY TEPPCO PARTNERS, L.P. 1100 Louisiana Street, Suite 1600 HOUSTON, Texas 77002 NOTICE OF SPECIAL MEETING OF UNITHOLDERS To be held on October 23, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC, THE GENERAL PARTNER OF TEPPCO PARTNERS, L.P. The undersigned unitholder of TEPPCO Partners, L.P., a Delaware limited partnership, hereby nominates and appoints Patricia A. Totten, Tracy E. Ohmart and Mark G. Stockard, and each of them, proxies of the undersigned, each with full power of substitution and with discretionary authority, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the limited partner units of TEPPCO Partners, L.P. held of record by the undersigned on August 31, 2009, in all matters that may properly come before the Special Meeting of Unitholders to be held on October 23, 2009 at 1:00 p.m., Houston time, at the Hyatt Regency Hotel, 1200 Louisiana Street, Houston, Texas 77002, or any adjournment or postponement thereof. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) 00000

FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the unitholder meeting date. OR VOTING BY MAIL: Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/tpp Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. TEPPCO PARTNERS, l.P.
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your votes as indicated in this example X A SPECIAL COMMITTEE OF THE AUDIT, CONFLICTS AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS, AND THE BOARD OF DIRECTORS, OF THE GENERAL PARTNER OF TEPPCO PARTNERS, L.P. BOTH UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL BELOW. FOR AGAINST ABSTAIN 1. A proposal to approve the Agreement and Plan of Merger dated as of June 28, 2009 by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Sub B LLC, TEPPCO Partners, L.P. and Texas Eastern Products Pipeline Company, LLC, as it may be amended from time to time (the “Merger Agreement”), and the merger contemplated by the Merger Agreement (the “Merger”). Your units will be voted as directed on this card. If this card is properly executed and no direction is given, your units will be voted FOR the proposal. In addition, your units will be voted in the discretion of the proxy holder on any other matter that may properly be presented at the meeting or any adjournments or postponements of the meeting. The undersigned hereby revokes any proxy heretofore given to vote units of TEPPCO Partners, L.P. held by the undersigned. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To change the address on your account, please check the box at right and indicate your new address in the address space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.